Exhibit 99.1
NEWS RELEASE

Contact:	Mike Geller	Trevor Gibbons	Stacy Feit
	Edelman	Edelman	Financial Relations Board
	(212) 729-2163	(212) 704-8166	(213) 486-6549

ASHFORD PRIME FILES INVESTOR QUESTIONS & ANSWERS PRESENTATION

DALLAS, March 29, 2016 -- Ashford Hospitality Prime, Inc., (NYSE: AHP) (“Ashford Prime” or the “Company”) a real estate investment trust (REIT) focused on investing in luxury hotels located in resort and gateway markets, today is filing a questions & answers document for investors with the Securities and Exchange Commission in connection with the Company’s 2016 Annual Meeting of Stockholders. The filing provides additional information to stockholders and responds to questions related to the management team’s long-term record of shareholder capital stewardship and experience running a hotel and lodging REIT; the Board’s decision to pursue a review of strategic alternatives; and the rationale for amending the advisory agreement in June 2015. The questions and answers document is also available on the Company’s website at www.ahpreit.com and www.ashfordprimefacts.com.

Ashford Prime has retained Cadwalader Wickersham & Taft LLP as legal counsel. Moelis & Company LLC is acting as financial advisor to Ashford Prime in connection with Sessa’s proxy contest and Deutsche Bank Securities Inc. is acting as independent financial advisor in connection with the Company’s strategic review process.

Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are subject to risks and uncertainties.  When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements.  Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Prime's control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition.  These and other risk factors are more fully discussed in Ashford Prime's filings with the Securities and Exchange Commission (the “SEC”).
The forward-looking statements included in this press release are only made as of the date of this press release.  Investors should not place undue reliance on these forward-looking statements.  We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
Important Information
Ashford Hospitality Prime, Inc. (“Ashford Prime”) plans to file with the SEC and furnish to its stockholders a Proxy Statement in connection with its 2016 Annual Meeting, and advises its stockholders to read the Proxy Statement relating to the 2016 Annual Meeting when it becomes available, because it will contain important information. Stockholders may obtain a free copy of the Proxy Statement and other documents (when available) that Ashford Prime files with the SEC at the SEC’s website at www.sec.gov. The Proxy Statement and these other documents may also be obtained for free from Ashford Prime by directing a request to Ashford Hospitality Prime, Inc., Attn: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600.

Certain Information Concerning Participants
Ashford Prime, its directors and named executive officers may be deemed to be participants in the solicitation of Ashford Prime’s stockholders in connection with its 2016 Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interestBedford Festival Fringes of such individuals in Ashford Prime’s proxy statement dated April 17, 2015, which is filed with the SEC. To the extent holdings of Ashford Prime’s securities have changed since the amounts printed in the proxy statement, dated April 17, 2015, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

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